SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): May 11, 2005


                            FIRST SOUTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)



Incorporated under the     Commission File No. 000-28037      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1086258




                       1450 John B. White, Sr., Boulevard
                        Spartanburg, South Carolina 29306
                    (Address of principal executive offices)

                             Telephone: 864-595-0455


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     At the Annual Meeting of Shareholders of the Registrant on May 11, 2005, shareholders approved adoption of the First South Bancorp, Inc. 2005 Stock Option Plan. The description of the plan set forth in the Registrant's Definitive Proxy Statement, dated April 13, 2005 and filed April 12, 2005, is incorporated herein by reference.














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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 FIRST SOUTH BANCORP, INC.
                                  (Registrant)



Date:  May 16, 2005              By: /s/ V. Lewis Shuler
                                    --------------------------------------------
                                    V. Lewis Shuler
                                    Executive Vice President